As filed with the Securities and Exchange Commission on February 27, 2026.

Registration No: 333-292991

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

AMENDMENT NO. 2
to
FORM F-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

____________________

XANADU QUANTUM TECHNOLOGIES LIMITED

(Exact name of registrant as specified in its charter)

N/A
(Translation of registrant’s name into English)

____________________

Ontario	3571	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

777 Bay Street, Suite 2400
Toronto, Ontario M5G 2C8
Tel: 416-304-9629

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

____________________

Christian Weedbrook

777 Bay Street, Suite 2400

Toronto, Ontario M5G 2C8
Tel: 416-304-9629

(Name, address, including zip code, and telephone number, including area code, of agent for service)

____________________

With copies to:

Michael J. Blankenship Winston & Strawn LLP 800 Capitol Street, Suite 2400 Houston, Texas 77002 Tel: 713-651-2678	Peter Byrne Garth Osterman Kristin VanderPas Grady Chang Cooley LLP 55 Hudson Yards New York, New York 10001 Tel: 212-479-6000	Chad Bayne James R. Brown Osler, Hoskin & Harcourt LLP 1 First Canadian Place, Suite 6200 100 King Street West Toronto, Ontario M5X 1B8 Canada Tel: 416-362-2111

____________________

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement is declared effective and all other conditions to the Business Combination described in the enclosed joint proxy statement/prospectus have been satisfied or waived.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-l(d) (Cross-Border Third-Party Tender Offer) ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.† ☒

____________

†         The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The registrant and co-registrant hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrant and co-registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Xanadu Quantum Technologies Inc.	Ontario	3571	Not Applicable

(1)           The Co-Registrant has the following principal executive office:

777 Bay Street, Suite 2400

Toronto, Ontario M5G 2C8

Canada

Tel: 416-304-9629

(2)           The agent for service for the Co-Registrant is:

Christian Weedbrook

777 Bay Street, Suite 2400

Toronto, Ontario M5G 2C8

Canada

Tel: 416-304-9629

EXPLANATORY NOTE

Xanadu Quantum Technologies Limited and Xanadu Quantum Technologies Inc. are filing this Amendment No. 2 to their Registration Statement on Form F-4 (File No. 333-292991) as an exhibits-only filing. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 21 of the Registration Statement, the signature pages to the Registration Statement and filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

Exhibit	Description
2.1††

Business Combination Agreement, dated as of November 3, 2025, by and among Crane Harbor Acquisition Corp., Xanadu Quantum Technologies Limited and Xanadu Quantum Technologies Inc. (included as Annex A to the proxy statement/prospectus, which is a part of this Registration Statement, and incorporated herein by reference).

3.1	Form of Articles of Amendment of Xanadu Quantum Technologies Limited (included as Exhibit F to the Business Combination Agreement included as Annex E to this proxy statement/prospectus).
3.2	Form of By-laws of Xanadu Quantum Technologies Limited (included as Annex F to this proxy statement/prospectus).
3.3	Form of Articles of Continuance of Crane Harbor Acquisition Corp. (included as Exhibit H to the Business Combination Agreement included as Annex C to this proxy statement/prospectus).
3.4	Form of By-laws of Crane Harbor Acquisition Corp. (included as Exhibit I to the Business Combination Agreement included as Annex D to this proxy statement/prospectus).
3.5

Second Amended and Restated Memorandum and Articles of Association, filed with the Cayman Islands General Registry on April 24, 2025 (incorporated by reference to Exhibit 3.1 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to Crane Harbor Acquisition Corp.’s Registration Statement on Form S-1, filed on April 17, 2025).
4.2	Specimen Ordinary Share Certificate (incorporated by reference to Exhibit 4.2 to Crane Harbor Acquisition Corp.’s Registration Statement on Form S-1, filed on April 17, 2025).
4.3	Specimen Share Rights Certificate (incorporated by reference to Exhibit 4.3 to Crane Harbor Acquisition Corp.’s Registration Statement on Form S-1, filed on April 17, 2025).
4.4

Share Rights Agreement, dated April 24, 2025, between Continental Stock Transfer &Trust Company and Crane Harbor Acquisition Corp (incorporated by reference to Exhibit 4.1 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

5.1	Opinion of Osler, Hoskin & Harcourt LLP.
8.1	Opinion of Winston & Strawn LLP.
10.1

Letter Agreement, dated April 24, 2025, by and among Crane Harbor Acquisition Corp., the officers and directors of Crane Harbor Acquisition Corp. and Crane Harbor Sponsor LLC (incorporated by reference to Exhibit 10.1 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

10.2

Investment Management Trust Agreement, dated April 24, 2025, between Continental Stock Transfer & Trust Company and Crane Harbor Acquisition Corp (incorporated by reference to Exhibit 10.2 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

10.3

Registration Rights Agreement, dated April 24, 2025, between Crane Harbor Acquisition Corp., Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, JonesTrading Institutional Services LLC and Crane Harbor Sponsor LLC (incorporated by reference to Exhibit 10.3 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

10.4

Private Placement Units Purchase Agreement, dated April 24, 2025, between Crane Harbor Acquisition Corp. and Crane Harbor Sponsor LLC (incorporated by reference to Exhibit 10.4 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

10.5

Unit Subscription Agreement, dated April 24, 2025, between Crane Harbor Acquisition Corp., Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and JonesTrading Institutional Services LLC (incorporated by reference to Exhibit 10.5 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

10.6

Administrative Services Agreement, dated April 24, 2025, between Crane Harbor Acquisition Corp. and Crane Harbor Sponsor LLC (incorporated by reference to Exhibit 10.6 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on April 29, 2025).

10.7	Form of Subscription Agreement (Institutional) (incorporated by reference to Exhibit 10.1 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2025).
10.8	Form of Subscription Agreement (Individual) (incorporated by reference to Exhibit 10.2 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2025).

Exhibit	Description
10.9

Form of Investor and Registration Rights Agreement, among Crane Harbor Acquisition Corp., Crane Harbor Sponsor, LLC, and Xanadu Quantum Technologies Inc. shareholders that are parties thereto (included as Exhibit D to the Business Combination Agreement included as Annex A to this proxy statement/prospectus).

10.10

Form of Transaction Support Agreement, dated as of November 3, 2025, among Crane Harbor Acquisition Corp. and the shareholders party thereto (incorporated by reference to Exhibit 10.4 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2025).

10.11

Sponsor Letter Agreement, dated as of November 3, 2025, among Crane Harbor Acquisition Corp., Xanadu Quantum Technologies Limited, Xanadu Quantum Technologies Inc. and Crane Harbor Sponsor, LLC (incorporated by reference to Exhibit 10.3 of Crane Harbor Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 3, 2025).

10.12	Form of Xanadu Quantum Technologies Limited Omnibus Plan and related form agreements.
10.13†	Director and Officer Indemnification Agreement, by and between Xanadu Quantum Technologies Inc. and Christian Weedbrook, dated as of April 3, 2017.
10.14†	Indemnification Agreement, by and between Xanadu Quantum Technologies Inc. and Christian Weedbrook, dated as of November 13, 2023.
10.15*	Form of Coattail Agreement.
10.16†††	Agreement, dated January 20, 2023, between His Majesty the King in Right of Canada, as represented by the Minister of Industry, and Xanadu Quantum Technologies Inc.
10.17†††	Amendment Agreement No. 1 to Agreement, dated September 10, 2025, between His Majesty the King in Right of Canada, as represented by the Minister of Industry, and Xanadu Quantum Technologies Inc.
10.18	Form of Indemnification Agreement between Xanadu Quantum Technologies Limited and each of its directors and executive officers.
10.19†	Offer Letter of Christian Weedbrook, dated April 12, 2017.
10.20†	Offer Letter of Rafal Janik, dated March 25, 2019.
10.21†	Offer Letter of Rebecca Laramée, dated January 17, 2020.
10.22†	Employment Agreement of Natalie Wilmore, dated November 6, 2025.
10.23†	Employment Agreement of Michael Trzupek, dated December 28, 2025.
10.24	Warrant to Purchase Non-Voting Common Shares, dated May 23, 2023, among Xanadu Quantum Technologies Inc. and Royal Bank of Canada.
10.25	Warrant to Purchase Voting Common Shares, dated January 15, 2018, among Xanadu Quantum Technologies Inc. and SFTrust Holdings, LLC.
10.26	Warrant to Purchase Voting Common Shares, dated July 8, 2019, among Xanadu Quantum Technologies Inc. and SFTrust Holdings, LLC.
10.27	Warrant to Purchase Voting Common Shares, dated October 21, 2021, among Xanadu Quantum Technologies Inc. and SFTrust Holdings, LLC.
21.1	List of Subsidiaries.
23.1	Consent of WithumSmith+Brown, PC, independent registered public accounting firm of Crane Harbor Acquisition Corp.
23.2	Consent of KPMG LLP, independent registered public accounting firm of Xanadu Quantum Technologies Limited.
23.3	Consent of KPMG LLP, independent registered public accounting firm of Xanadu Quantum Technologies Inc.
23.4	Consent of Osler, Hoskin & Harcourt LLP (included in Exhibit 5.1).
23.5	Consent of Winston & Strawn LLP (included in Exhibit 8.1).
23.6	Consent of Houlihan Capital, LLC.
24.1	Power of Attorney of Xanadu Quantum Technologies Limited (included on the Xanadu Quantum Technologies Limited signature page of the initial filing of this registration statement).
24.2	Power of Attorney of Xanadu Quantum Technologies Inc. (included on the Xanadu Quantum Technologies Inc. signature page of the initial filing of this registration statement).
99.1	Form of Proxy Card.
99.2	Consent of Christian Weedbrook.
99.3	Consent of Bill Fradin.

Exhibit	Description
99.4	Consent of Michelle Reynolds.
99.5	Consent of Heidi Shyu.
99.6	Consent of Glenda Dorchak.
99.7	Consent of Eliot Pence.
99.8	Representation under Item 8.A.4 of Form 20-F.
107	Filing Fee Table

____________

*        Filed herewith.

†        Indicates management contract or compensatory plan or arrangement.

††      As permitted by Regulation S-K, Item 601(b)(2)(ii) of the Securities Act of 1934, as amended, certain confidential portions of this exhibit and the schedules to this exhibit have been omitted from the publicly filed document. The Registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon its request.

†††    As permitted by Regulation S-K, Item 601(b)(10)(iv) of the Securities Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document. The Registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Toronto, Ontario, on February 27, 2026.

XANADU QUANTUM TECHNOLOGIES LIMITED
By:	/s/ Christian Weedbrook
Name:	Christian Weedbrook
Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated:

Signature	Title	Date
*	Chief Executive Officer and Director	February 27, 2026
Christian Weedbrook	(Principal Executive Officer)
*	Chief Financial Officer	February 27, 2026
Michael Trzupek	(Principal Financial Officer and Principal Accounting Officer)
*By:	/s/ Christian Weedbrook
Name:	Christian Weedbrook
Title:	Attorney-in-Fact

AUTHORIZED REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Xanadu Quantum Technologies Limited, has signed this registration statement in the City of Redmond, State of Washington on February 27, 2026.

By:	/s/ Michael Trzupek
Name:	Michael Trzupek
Title:	Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Toronto, Ontario, on February 27, 2026.

XANADU QUANTUM TECHNOLOGIES INC.
By:	/s/ Christian Weedbrook
Name:	Christian Weedbrook
Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated:

Signature	Title	Date
*	Chief Executive Officer and Director	February 27, 2026
Christian Weedbrook	(Principal Executive Officer)
*	Chief Financial Officer	February 27, 2026
Michael Trzupek	(Principal Financial Officer and Principal Accounting Officer)
*	Director	February 27, 2026
Margaret Wu
*	Director	February 27, 2026
David Cowan
*By:	/s/ Christian Weedbrook
Name:	Christian Weedbrook
Title:	Attorney-in-Fact

AUTHORIZED REPRESENTATIVE OF CO-REGISTRANT

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Xanadu Quantum Technologies Inc., has signed this registration statement in the City of Redmond, State of Washington on February 27, 2026.

By:	/s/ Michael Trzupek
Name:	Michael Trzupek
Title:	Chief Financial Officer